UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 28, 2007

    Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

100 Verdae Boulevard, Suite 100, Greenville, SC	29606
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 AND 2.03.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND CREATION OF A DIRECT FINANCIAL OBLIGATION

On December 28, 2007, Southern First Bancshares, Inc. (the "Company"), the holding company for Southern First Bank, N.A. (the "Bank"), entered into a loan agreement (the "Loan Agreement") with The Bankers Bank for a revolving line of credit for up to $15 million at a rate of Prime minus 1.25%.  The loan has a three year draw period after which the loan converts to a term loan for an additional two year period.  The Company plans to immediately draw upon this line of credit and use the proceeds to make an additional $8.0 million contribution to the capital of the Bank, and for general corporate purposes.  The Loan Agreement replaces the prior unused $5.0 million line that was due to expire on March 20, 2008.  The Loan Agreement contains covenants, including, among other things, covenants that restrict the ability of the Company and its subsidiaries to incur certain additional indebtedness, pay dividends, create or permit liens on assets, or engage in mergers, consolidations or dispositions.  The Loan Agreement also requires the Company to maintain certain varying leverage and interest coverage ratios.  Pursuant to the Stock Pledge Agreement, also dated as of December 28, 2007 (the "Stock Pledge Agreement"), by the Company in favor of The Bankers Bank, the loan is secured by first priority security interest in all of the Company's capital stock in the Bank.

The foregoing descriptions of the Loan Agreement and Stock Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the Loan Agreement and Stock Pledge Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K, and are incorporated into this report by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits: The following exhibit is filed as part of this report:

Exhibit

Number                   Description

10.1      Loan Agreement by and between Southern First Bancshares, Inc. and The Bankers Bank dated December 28, 2007

10.2      Stock Pledge Agreement by and between Southern First Bancshares, Inc. and The Bankers Bank dated December 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

Dated: January 4, 2008	By: /s/ James M. Austin, III Name: James M. Austin, III Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number             Description

10.1      Loan Agreement by and between Southern First Bancshares, Inc. and The Bankers Bank dated December 28, 2007

10.2      Stock Pledge Agreement by and between Southern First Bancshares, Inc. and The Bankers Bank dated December 28, 2007